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Exhibit 10.7

Crocs, Inc.
Restricted Stock Award Grant Notice

        Crocs, Inc. (the "Company") hereby acknowledges its obligation to award to Participant, on the dates set forth below, that number of shares of the Company's Common Stock set forth below ("Award") if Participant remains employed by the Company as of each such date. This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement and all of the shares issued pursuant to this Award will be issued pursuant to the Company's 2005 Equity Incentive Plan (the "Plan"), all of which are attached hereto and incorporated herein in their entirety.

Participant:
Date of Grant:
Number of Shares Subject to Award:
Consideration:	Participant's Services

        Grant Schedule:                                                                                                                                                                                                                                                                                    . All shares that have not been issued shall be issued immediately upon any Termination of Employment (as defined in the Plan) by the Company other than for Cause (as defined in the Plan). In the event that the Participant suffers a Termination of Employment by reason of Death (as defined in the Plan), Disability (as defined in the Plan), Retirement (as defined in the Plan), voluntary termination by Employee, or is terminated by the Company for Cause, the Participant shall not be entitled to the issuance of any shares of Common Stock that have not been previously granted as of the date of such Termination of Employment.

        Additional Terms/Acknowledgements:    The undersigned Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Award Notice, the Restricted Stock Award Agreement and the Plan. Participant further acknowledges that as of the date hereof, this Restricted Stock Award Notice, the Restricted Stock Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

Other Agreements:

        PARTICIPANT ACKNOWLEDGES AND AGREES THAT HE OR SHE HAS NO RIGHTS TO ACQUIRE COMMON STOCK OF THE COMPANY, AND THE COMPANY HAS NOT MADE ANY PROMISES TO ISSUE COMMON STOCK TO PARTICIPANT, EXCEPT AS SET FORTH IN THIS RESTRICTED STOCK AWARD NOTICE AND IN THE OTHER AGREEMENTS (IF ANY).

Crocs, Inc.		Participant:
By:	Signature	Signature
Title:		Date:
Date

        Attachments:    Restricted Stock Award Agreement and 2005 Equity Incentive Plan.

Attachment I

RESTRICTED STOCK AWARD AGREEMENT

Filed as Exhibit 10.8

Attachment II

CROCS, INC. 2005 EQUITY INCENTIVE PLAN

Filed as Exhibit 10.2

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Crocs, Inc. Restricted Stock Award Grant Notice